Exhibit 99.6

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

All average are wtg averages.

                     Aggregate   Accredited     All State     BNC         Chapel      Encore   First Bank       Fremont    Home Loan
------------------------------------------------------------------------------------------------------------------------------------
FICO avg                   629          631         609          647         652         610          640           609          590
------------------------------------------------------------------------------------------------------------------------------------
FICO stdev                  65           70          73           52          68          64           62            62           50
------------------------------------------------------------------------------------------------------------------------------------
FICO < 500 %              0.00         0.00        0.00         0.00        0.00        0.00         0.00          0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
FICO < 560 %             18.07        18.66       35.32         0.00       13.14       26.16         8.77         25.79        38.63
------------------------------------------------------------------------------------------------------------------------------------
10th Percentile FICO
------------------------------------------------------------------------------------------------------------------------------------
90th Percentile FICO
------------------------------------------------------------------------------------------------------------------------------------
CLTV avg                 80.90        81.31       76.44        92.04       79.73       77.98        80.37         83.42        78.79
------------------------------------------------------------------------------------------------------------------------------------
CLTV >80%                38.29        39.50       25.25        87.40       24.87       35.26        28.83         47.63         0.00
------------------------------------------------------------------------------------------------------------------------------------
SS CLTV                  87.03        87.70       81.82        96.00       89.75       79.98        89.39         89.42        91.06
------------------------------------------------------------------------------------------------------------------------------------
10th Percentile CLTV
------------------------------------------------------------------------------------------------------------------------------------
90th Percentile CLTV
------------------------------------------------------------------------------------------------------------------------------------
Full Doc %               44.10        59.22       33.82        70.62       16.49       45.16        40.58         75.95       100.00
------------------------------------------------------------------------------------------------------------------------------------
Loan Bal avg        173,333.34   172,803.04  216,636.47   190,490.25  227,869.39  229,707.20   174,099.94    167,194.55   113,219.73
------------------------------------------------------------------------------------------------------------------------------------
DTI %                    41.18        41.83       37.00        40.33       43.23       40.71        41.18         40.49        47.41
------------------------------------------------------------------------------------------------------------------------------------
DTI >45%                 37.39        35.35        9.54        39.48       45.80       33.41        36.78         43.81       100.00
------------------------------------------------------------------------------------------------------------------------------------
Purch %                  42.06        36.00       31.79        76.73       62.76       20.33        52.28         47.25         0.00
------------------------------------------------------------------------------------------------------------------------------------
Cash Out %               54.28        63.17       59.61        12.00       34.29       72.25        44.84         47.43       100.00
------------------------------------------------------------------------------------------------------------------------------------
Fxd %                    10.62        19.22       11.17         4.12        5.12       16.38         9.56          4.67         0.00
------------------------------------------------------------------------------------------------------------------------------------
3 yr ARM >= %             6.80         8.16       57.67         6.65        8.56        4.71        24.10          2.78         0.00
------------------------------------------------------------------------------------------------------------------------------------
WAC avg                   7.48         7.24        7.78         7.23        7.17        7.16         7.03          7.50         6.95
------------------------------------------------------------------------------------------------------------------------------------
WAC stdev                 1.55         0.95        1.11         1.41        1.42        1.30         1.70          1.93         0.64
------------------------------------------------------------------------------------------------------------------------------------
1st Lien %                2.99         0.00        0.00         1.43        4.17        1.43         5.30          4.67         0.00
------------------------------------------------------------------------------------------------------------------------------------
MI %                      None         None        None         None        None        None         None          None         None
------------------------------------------------------------------------------------------------------------------------------------
CA %                     38.40        20.88       62.64        72.44       70.97       43.78        55.74         30.38         0.00
------------------------------------------------------------------------------------------------------------------------------------
Sng Fam %                75.19        69.77       59.77        98.57       73.30       68.78        80.51         84.82        38.63
------------------------------------------------------------------------------------------------------------------------------------
Invt Prop %               3.85         5.69       25.60         0.00        2.05        1.63         4.27          5.54         0.00
------------------------------------------------------------------------------------------------------------------------------------
MH %                      0.08         0.44        0.00         0.00        0.00        0.44         0.10          0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
IO %                     29.53        23.83        9.61        83.12       60.75       23.51        54.70         11.21         0.00
------------------------------------------------------------------------------------------------------------------------------------
2yr IO%                   9.85         0.00        0.00         0.00       13.63       20.42         3.97         11.21         0.00
------------------------------------------------------------------------------------------------------------------------------------
IO non-Full Doc %        19.85         3.39        4.64        29.38       55.08       12.69        35.29          0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
2-4 Fam %                 5.93        10.33       14.75         0.00        2.34       14.61         2.16          8.55         0.00
------------------------------------------------------------------------------------------------------------------------------------
Prim Occ %               95.58        93.70       74.41       100.00       97.69       98.37        95.27         94.46       100.00
------------------------------------------------------------------------------------------------------------------------------------
<$100K Bal %             88.01        90.17       93.01        92.49       93.74       94.65        89.08         89.44        61.37
------------------------------------------------------------------------------------------------------------------------------------


Originator/ Source      WA LTV      WA CLTV   WA SS CLTV        FICO        WAC        % Bal.     Purch %   Invt Prop %   1st Lien %
------------------------------------------------------------------------------------------------------------------------------------
Accredited               81.31        81.31       87.70          631       7.239       10.34        36.00          5.69       100.00
------------------------------------------------------------------------------------------------------------------------------------
All State                76.44        76.44       81.82          609       7.782        0.52        31.79         25.59       100.00
------------------------------------------------------------------------------------------------------------------------------------
BNC                      90.90        92.04       96.00          647       7.226        0.34        76.73          0.00        98.57
------------------------------------------------------------------------------------------------------------------------------------
Chapel                   76.46        79.73       89.75          652       7.169       16.27        62.76          2.05        95.83
------------------------------------------------------------------------------------------------------------------------------------
Encore                   76.84        77.98       79.98          610       7.157        6.53        20.33          1.63        98.57
------------------------------------------------------------------------------------------------------------------------------------
First Bank               76.17        80.37       89.39          640       7.031        9.00        52.28          4.27        94.70
------------------------------------------------------------------------------------------------------------------------------------
Fremont                  79.66        83.42       89.42          609       7.504        1.66        47.25          5.54        95.33
------------------------------------------------------------------------------------------------------------------------------------
Home Loan                78.79        78.79       91.06          590       6.948        0.03         0.00          0.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Home Owners              81.53        81.53       81.54          598       9.143       11.70         0.70          1.63       100.00
------------------------------------------------------------------------------------------------------------------------------------
Impac                    76.25        78.05       80.58          629        7.19        4.28        24.96         15.73        97.76
------------------------------------------------------------------------------------------------------------------------------------
Lenders Direct           74.76        82.65       92.52          636        7.71        7.20        55.35          2.70        89.49
------------------------------------------------------------------------------------------------------------------------------------
Lime Financial           79.51        79.51       96.58          676       6.569        2.71        79.83          0.84       100.00
------------------------------------------------------------------------------------------------------------------------------------
Master Financial         84.26        84.26       92.53          648       7.613        6.05        69.51          3.02       100.00
------------------------------------------------------------------------------------------------------------------------------------
New Century              78.33        79.66       83.69          615       7.231       10.36        31.28          3.94        98.34
------------------------------------------------------------------------------------------------------------------------------------
Peoples Choice           77.10        82.14       94.70          632       7.521        0.56        57.78          9.34        93.70
------------------------------------------------------------------------------------------------------------------------------------
Platinum Capital         80.34        80.34       87.23          642       7.207        0.36        25.05          0.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Resmae                   78.63        82.63       86.40          618       7.341       12.10        47.35          4.06        95.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                   78.55        80.90       87.03          629       7.483      100.00        42.06          3.85        97.01
------------------------------------------------------------------------------------------------------------------------------------

Documentation            WALTV       WACLTV    WA SS CLTV      WAFICO       WAC        % Bal.     Purch %   Invt Prop %   1st Lien %
------------------------------------------------------------------------------------------------------------------------------------
Non-Full                 77.30        80.30       88.24          645       7.451       55.90        53.02          4.32        96.20
------------------------------------------------------------------------------------------------------------------------------------
Full                     80.15        81.66       85.49          608       7.523       44.10        28.17          3.26        98.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                   78.55        80.90       87.03          629       7.483      100.00        42.06          3.85        97.01
------------------------------------------------------------------------------------------------------------------------------------

Interest Only            WALTV       WACLTV    WA SS CLTV      WAFICO       WAC        % Bal.     Purch %   Invt Prop %   1st Lien %
------------------------------------------------------------------------------------------------------------------------------------
2 YR IO                  82.94        82.94       90.99          652       6.886        9.85        56.02          1.94       100.00
------------------------------------------------------------------------------------------------------------------------------------
Non-IO                   77.34        80.67       84.54          613       7.775       70.47        32.95          4.27        95.75
------------------------------------------------------------------------------------------------------------------------------------
Other IO                 80.71        80.71       93.95          672       6.736       19.68        67.72          3.31       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   78.55        80.90       87.03          629       7.483      100.00        42.06          3.85        97.01
------------------------------------------------------------------------------------------------------------------------------------

FICO                     WALTV       WACLTV    WA SS CLTV      WAFICO       WAC        % Bal.     Purch %   Invt Prop %   1st Lien %
------------------------------------------------------------------------------------------------------------------------------------
0-499
------------------------------------------------------------------------------------------------------------------------------------
500-559                  75.38        75.40       75.73          532       8.382       18.07        11.00          1.64        99.98
------------------------------------------------------------------------------------------------------------------------------------
560 - 599                79.58        80.82       82.39          582       7.891       14.95        23.75          1.98        98.37
------------------------------------------------------------------------------------------------------------------------------------
600 - 639                79.81        82.09       87.08          619       7.388       21.60        35.72          3.73        97.10
------------------------------------------------------------------------------------------------------------------------------------
640 - 679                78.52        82.41       92.11          657       7.178       22.34        56.97          4.69        95.00
------------------------------------------------------------------------------------------------------------------------------------
680 +                    79.23        82.68       93.92          716       6.896       23.04        69.80          6.11        95.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                   78.55        80.90       87.03          629       7.483      100.00        42.06          3.85        97.01
------------------------------------------------------------------------------------------------------------------------------------

Low Balance              WALTV       WACLTV    WA SS CLTV      WAFICO       WAC        % Bal.     Purch %   Invt Prop %   1st Lien %
------------------------------------------------------------------------------------------------------------------------------------
<80,000                  62.21        84.02       85.58          615       9.401        7.66        39.74          6.63        72.43
------------------------------------------------------------------------------------------------------------------------------------
80,000-100,000           75.68        81.92       85.28          610       8.317        4.28        33.80          7.39        92.15
------------------------------------------------------------------------------------------------------------------------------------
100,000>=                80.12        80.58       87.24          631       7.275       88.05        42.67          3.44        99.38
------------------------------------------------------------------------------------------------------------------------------------
Total                    78.55        80.90       87.03          629       7.483      100.00        42.06          3.85        97.01
------------------------------------------------------------------------------------------------------------------------------------

Lien Position            WALTV       WACLTV    WA SS CLTV      WAFICO       WAC        % Bal.     Purch %   Invt Prop %   1st Lien %
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                 80.37        80.37       86.69          628       7.391       97.01        40.85          3.97       100.00
------------------------------------------------------------------------------------------------------------------------------------
2nd Lien                 19.73        98.02       98.02          665      10.446        2.99        81.43          0.22         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total                    78.55        80.90       87.03          629       7.483      100.00        42.06          3.85        97.01
------------------------------------------------------------------------------------------------------------------------------------

                                                    Lenders       Lime         Master          New       Peoples
                    Home Owners       Impac        Direct     Financial     Financial      Century        Choice
------------------------------------------------------------------------------------------------------------------
FICO avg                  598           629           636           676           648           615          632
------------------------------------------------------------------------------------------------------------------
FICO stdev                 58            59            57            46            67            63           47
------------------------------------------------------------------------------------------------------------------
FICO < 500 %             0.00          0.00          0.00          0.00             0             0            0
------------------------------------------------------------------------------------------------------------------
FICO < 560 %            30.90         14.59          9.92          1.15         10.04         24.46          8.7
------------------------------------------------------------------------------------------------------------------
10th Percentile FICO
------------------------------------------------------------------------------------------------------------------
90th Percentile FICO
------------------------------------------------------------------------------------------------------------------
CLTV avg                81.53         78.05         82.65         79.51         84.26         79.66        82.14
------------------------------------------------------------------------------------------------------------------
CLTV >80%               55.28         44.30         35.36          3.17         47.52          39.8        31.74
------------------------------------------------------------------------------------------------------------------
SS CLTV                 81.54         80.58         92.52         96.58         92.53         83.69         94.7
------------------------------------------------------------------------------------------------------------------
10th Percentile CLTV
------------------------------------------------------------------------------------------------------------------
90th Percentile CLTV
------------------------------------------------------------------------------------------------------------------
Full Doc %              74.77         40.27         35.50         30.87         51.06         49.47        55.65
------------------------------------------------------------------------------------------------------------------
Loan Bal avg        11,797.46    205,002.66    138,393.34    264,697.02    186,482.86    180,336.28   147,791.65
------------------------------------------------------------------------------------------------------------------
DTI %                   40.74         38.52         41.31         44.28            40         40.78        42.59
------------------------------------------------------------------------------------------------------------------
DTI >45%                40.13         26.26         38.14         58.78          27.3         37.35         41.2
------------------------------------------------------------------------------------------------------------------
Purch %                  0.70         24.96         55.35         79.83         69.51         31.28        57.78
------------------------------------------------------------------------------------------------------------------
Cash Out %              95.99         70.06         39.85         17.97         29.62         63.06        33.52
------------------------------------------------------------------------------------------------------------------
Fxd %                    5.03          9.38         16.31          0.00           7.6         18.43        18.92
------------------------------------------------------------------------------------------------------------------
3 yr ARM >= %            0.29          7.84          1.70         13.02           1.6           4.4            0
------------------------------------------------------------------------------------------------------------------
WAC avg                  9.14          7.19          7.71          6.57          7.61          7.23         7.52
------------------------------------------------------------------------------------------------------------------
WAC stdev                1.05          1.52          1.82          0.65         1.134         1.374        1.492
------------------------------------------------------------------------------------------------------------------
1st Lien %               0.00          2.24         10.51          0.00             0          1.66          6.3
------------------------------------------------------------------------------------------------------------------
MI %                     None          None          None          None          None          None         None
------------------------------------------------------------------------------------------------------------------
CA %                     6.74         45.11         14.09         48.62          8.96         37.64        60.66
------------------------------------------------------------------------------------------------------------------
Sng Fam %               92.78         72.46         71.16         73.21         65.57        74.511       98.289
------------------------------------------------------------------------------------------------------------------
Invt Prop %              1.63         15.73          2.70          0.84         3.024          3.94        9.337
------------------------------------------------------------------------------------------------------------------
MH %                     0.00          0.00          0.00          0.00             0             0            0
------------------------------------------------------------------------------------------------------------------
IO %                     0.00         22.92         20.65         64.57          16.7         12.75        33.86
------------------------------------------------------------------------------------------------------------------
2yr IO%                  0.00          0.00         11.73          0.00          4.76          12.5            0
------------------------------------------------------------------------------------------------------------------
IO non-Full Doc %        0.00         18.20         12.36         48.50           8.7          6.75        22.06
------------------------------------------------------------------------------------------------------------------
2-4 Fam %                3.57          6.33          3.09          0.00          2.07          8.48         1.71
------------------------------------------------------------------------------------------------------------------
Prim Occ %              96.41         82.53         96.42         99.16          96.2         96.06        90.66
------------------------------------------------------------------------------------------------------------------
<$100K Bal %            66.86         92.88         85.18         99.72         91.08         88.61        73.95
------------------------------------------------------------------------------------------------------------------


Originator/ Source  % with S.2nds      CA%      Full Doc %         IO%          DTI%        DTI% > 45   % with MI
------------------------------------------------------------------------------------------------------------------
Accredited              33.39         20.88         59.22         23.83         41.83         35.35
------------------------------------------------------------------------------------------------------------------
All State               23.34         62.64         33.82          9.61         37.00          9.54
------------------------------------------------------------------------------------------------------------------
BNC                     35.59         72.44         70.62         83.12         40.33         39.48
------------------------------------------------------------------------------------------------------------------
Chapel                  51.72         70.97         16.49         60.75         43.23         45.80
------------------------------------------------------------------------------------------------------------------
Encore                  10.97         43.78         45.16         23.51         40.71         33.41
------------------------------------------------------------------------------------------------------------------
First Bank              49.18         55.74         40.58         54.70         41.18         36.78
------------------------------------------------------------------------------------------------------------------
Fremont                 39.45         30.38         75.95         11.21         40.49         43.81
------------------------------------------------------------------------------------------------------------------
Home Loan               61.37          0.00        100.00          0.00         47.41        100.00
------------------------------------------------------------------------------------------------------------------
Home Owners              0.15          6.74         74.77          0.00         40.74         40.13
------------------------------------------------------------------------------------------------------------------
Impac                   12.81         45.11         40.27         22.92         38.52         26.26
------------------------------------------------------------------------------------------------------------------
Lenders Direct          50.46         14.09         35.50         20.65         41.31         38.14
------------------------------------------------------------------------------------------------------------------
Lime Financial          87.66         48.62         30.87         64.57         44.28         58.78
------------------------------------------------------------------------------------------------------------------
Master Financial        45.41          8.96         51.06         16.70         40.00         27.30
------------------------------------------------------------------------------------------------------------------
New Century             21.28         37.64         49.47         12.75         40.78         37.35
------------------------------------------------------------------------------------------------------------------
Peoples Choice          69.15         60.66         55.65         33.86         42.59         41.20
------------------------------------------------------------------------------------------------------------------
Platinum Capital        34.43         14.33         36.19         32.24         41.43         50.70
------------------------------------------------------------------------------------------------------------------
Resmae                  20.32         48.43         36.90         27.68         39.81         31.06
------------------------------------------------------------------------------------------------------------------
Total:                  32.42         38.40         44.10         29.53         41.18         37.39
------------------------------------------------------------------------------------------------------------------

Documentation       % with S.2nds      CA%      Full Doc %         IO%          DTI %       DTI% > 45   % with MI
------------------------------------------------------------------------------------------------------------------
Non-Full                41.32         45.38          0.00         35.50         41.21         34.05
------------------------------------------------------------------------------------------------------------------
Full                    21.13         29.55        100.00         21.95         41.14         41.62
------------------------------------------------------------------------------------------------------------------
Total:                  32.42         38.40         44.10         29.53         41.18         37.39
------------------------------------------------------------------------------------------------------------------

Interest Only       % with S.2nds      CA%      Full Doc %         IO%          DTI %       DTI% > 45   % with MI
------------------------------------------------------------------------------------------------------------------
2 YR IO                 42.57         66.57         37.91        100.00         40.08         30.99
------------------------------------------------------------------------------------------------------------------
Non-IO                  21.14         26.49         48.84          0.00         40.91         36.51
------------------------------------------------------------------------------------------------------------------
Other IO                67.73         66.93         30.21        100.00         42.71         43.72
------------------------------------------------------------------------------------------------------------------
Total:                  32.42         38.40         44.10         29.53         41.18         37.39
------------------------------------------------------------------------------------------------------------------

FICO                % with S.2nds      CA%      Full Doc %         IO%          DTI %       DTI% > 45   % with MI
------------------------------------------------------------------------------------------------------------------
0-499
------------------------------------------------------------------------------------------------------------------
500-559                  3.23         30.99         61.66          0.97         41.07         40.09
------------------------------------------------------------------------------------------------------------------
560 - 599               10.07         27.67         57.17         14.28         40.97         40.04
------------------------------------------------------------------------------------------------------------------
600 - 639               27.05         33.93         51.65         31.98         41.04         36.48
------------------------------------------------------------------------------------------------------------------
640 - 679               50.12         43.79         31.86         41.30         41.23         36.08
------------------------------------------------------------------------------------------------------------------
680 +                   57.68         50.14         26.61         48.10         41.49         35.67
------------------------------------------------------------------------------------------------------------------
Total:                  32.42         38.40         44.10         29.53         41.18         37.39
------------------------------------------------------------------------------------------------------------------

Low Balance         % with S.2nds      CA%      Full Doc %         IO%          DTI %       DTI% > 45   % with MI
------------------------------------------------------------------------------------------------------------------
<80,000                  8.39         12.94         60.53          0.97         38.35         28.75
------------------------------------------------------------------------------------------------------------------
80,000-100,000          19.60          9.73         59.18          2.57         39.06         33.38
------------------------------------------------------------------------------------------------------------------
100,000>=               35.13         42.01         41.93         33.32         41.53         38.33
------------------------------------------------------------------------------------------------------------------
Total                   32.42         38.40         44.10         29.53         41.18         37.39
------------------------------------------------------------------------------------------------------------------

Lien Position       % with S.2nds      CA%      Full Doc %         IO%          DTI %       DTI% > 45   % with MI
------------------------------------------------------------------------------------------------------------------
1st Lien                33.42         38.01         44.56         30.44         41.16         37.38
------------------------------------------------------------------------------------------------------------------
2nd Lien                 0.00         50.87         29.01          0.00         41.96         37.78
------------------------------------------------------------------------------------------------------------------
Total                   32.42         38.40         44.10         29.53         41.18         37.39
------------------------------------------------------------------------------------------------------------------

                         All average are wtg averages.

                                            Aggregate
------------------------------------------------------
FICO avg             FICO avg                     633
------------------------------------------------------
FICO stdev           FICO stdev                    53
------------------------------------------------------
FICO < 500 %         FICO < 500 %                0.00
------------------------------------------------------
FICO < 560 %         FICO < 560 %               13.59
------------------------------------------------------
10th Percentile FICO 10th Percentile FICO
------------------------------------------------------
90th Percentile FICO 90th Percentile FICO
------------------------------------------------------
CLTV avg             CLTV avg                   81.05
------------------------------------------------------
CLTV >80%            CLTV >80%                  30.80
------------------------------------------------------
SS CLTV              SS CLTV                    90.72
------------------------------------------------------
10th Percentile CLTV 10th Percentile CLTV
------------------------------------------------------
90th Percentile CLTV 90th Percentile CLTV
------------------------------------------------------
Full Doc %           Full Doc %                 52.89
------------------------------------------------------
Loan Bal avg         Loan Bal avg          169,493.96
------------------------------------------------------
DTI %                DTI %                      42.06
------------------------------------------------------
DTI >45%             DTI >45%                   46.03
------------------------------------------------------
Purch %              Purch %                    47.87
------------------------------------------------------
Cash Out %           Cash Out %                 47.93
------------------------------------------------------
Fxd %                Fxd %                      10.57
------------------------------------------------------
3 yr ARM >= %        4 yr ARM >= %              -0.94
------------------------------------------------------
WAC avg              WAC avg                     7.44
------------------------------------------------------
WAC stdev            WAC stdev                   1.30
------------------------------------------------------
1st Lien %           2nd Lien %                  3.62
------------------------------------------------------
MI %                 MI %                        None
------------------------------------------------------
CA %                 CA %                       28.29
------------------------------------------------------
Sng Fam %            Sng Fam %                  77.80
------------------------------------------------------
Invt Prop %          Invt Prop %                 3.87
------------------------------------------------------
MH %                 MH %                       -0.05
------------------------------------------------------
IO %                 IO %                       21.39
------------------------------------------------------
2yr IO%              2yr IO%                     4.61
------------------------------------------------------
IO non-Full Doc %    IO non-Full Doc %          16.26
------------------------------------------------------
2-4 Fam %            2-4 Fam %                   1.90
------------------------------------------------------
Prim Occ %           Prim Occ %                 95.56
------------------------------------------------------
<$100K Bal %         <$100K Bal %               82.50
------------------------------------------------------

Originator/ Source   Originator/ Source        WA LTV
------------------------------------------------------
Accredited           Accredited                 -2.44
------------------------------------------------------
All State            All State                  -9.21
------------------------------------------------------
BNC                  BNC                        18.06
------------------------------------------------------
Chapel               Chapel                     10.68
------------------------------------------------------
Encore               Encore                     -3.63
------------------------------------------------------
First Bank           First Bank                  8.38
------------------------------------------------------
Fremont              Fremont                     2.88
------------------------------------------------------
Home Loan            Home Loan                  19.25
------------------------------------------------------
Home Owners          Home Owners                -9.53
------------------------------------------------------
Impac                Impac                      -6.50
------------------------------------------------------
Lenders Direct       Lenders Direct             -6.08
------------------------------------------------------
Lime Financial       Lime Financial             17.64
------------------------------------------------------
Master Financial     Master Financial           -9.15
------------------------------------------------------
New Century          New Century                -4.01
------------------------------------------------------
Peoples Choice       Peoples Choice             11.51
------------------------------------------------------
Platinum Capital     Platinum Capital           -2.87
------------------------------------------------------
Resmae               Resmae                     -3.92
------------------------------------------------------
Total:               Total:                      0.18
------------------------------------------------------

Documentation        Documentation             WALTV
------------------------------------------------------
Non-Full             Non-Full                   -5.94
------------------------------------------------------
Full                 Full                        6.90
------------------------------------------------------
Total:               Total:                      0.18
------------------------------------------------------

Interest Only        Interest Only              WALTV
------------------------------------------------------
2 YR IO              3 YR IO                    15.06
------------------------------------------------------
Non-IO               Non-IO                     -8.24
------------------------------------------------------
Other IO             Other IO                   20.84
------------------------------------------------------
Total:               Total:                      0.18
------------------------------------------------------

FICO                 FICO                       WALTV
------------------------------------------------------
0-499                0-500
------------------------------------------------------
500-559              500-560                    -2.04
------------------------------------------------------
560 - 599            561 - 599                  -3.44
------------------------------------------------------
600 - 639            601 - 639                  -0.36
------------------------------------------------------
640 - 679            641 - 679                   0.93
------------------------------------------------------
680 +                681 +                       0.85
------------------------------------------------------
Total:               Total:                      0.18
------------------------------------------------------

Low Balance          Low Balance                WALTV
------------------------------------------------------
<80,000              <80,001                   -13.19
------------------------------------------------------
80,000-100,000       80,000-100,001            -10.42
------------------------------------------------------
100,000>=            100,000>=                   1.63
------------------------------------------------------
Total                Total                       0.18
------------------------------------------------------

Lien Position        Lien Position              WALTV
------------------------------------------------------
1st Lien             1st Lien                    0.62
------------------------------------------------------
2nd Lien             2nd Lien                  -16.02
------------------------------------------------------
Total                Total                       0.18
------------------------------------------------------